CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm as the auditor to the predecessor fund under the caption “Financial Highlights” in each Prospectus dated December 22, 2010 for Invesco Large Cap Relative Value Fund, that are incorporated by reference in the Joint Proxy Statement/Prospectus in this Post-Effective Amendment No.1 (the “Amendment”) to the Registration Statement on Form N-14 (File No. 333-170824) of AIM Counselor Series Trust (Invesco Counselor Series Trust).
We also consent to the reference to our firm as the predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated December 22, 2010 of AIM Counselor Series Trust (Invesco Counselor Series Trust),that is incorporated by reference in the Statement of Additional Information in the Amendment.
/s/ ERNST & YOUNG LLP
Boston, Massachusetts
December 27, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Financial Highlights” in each Prospectus dated June 1, 2010 for Invesco Van Kampen California Insured Tax Free Fund and Invesco Van Kampen Enterprise Fund, and to the reference to our firm as predecessor fund’s auditor under the caption “Financial Highlights” in each Prospectus dated October 29, 2010 for Invesco Van Kampen Capital Growth Fund and December 22, 2010 for Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Equity and Income Fund, and Invesco Van Kampen Growth and Income Fund, that are incorporated by reference in the Proxy Statements/Prospectuses in this Post-Effective Amendment No. 1 (the “Amendment”) to the Registration Statement of AIM Counselor Series Trust (Invesco Counselor Series Trust) on Form N-14 (File No. 333-170824).
We also consent to the use of our report dated February 19, 2010 for Van Kampen Enterprise Fund, that is incorporated by reference in the Statement of Additional Information in the Amendment.
We also consent to the reference to our firm as predecessor fund’s auditor under the caption “Independent Registered Public Accounting Firm” and to the incorporation by reference of our reports dated November 20, 2009 for Van Kampen California Insured Tax Free Fund, October 26, 2009 for Van Kampen Core Plus Fixed Income Fund, Van Kampen Equity Premium Income Fund, and Van Kampen American Franchise Fund, August 21, 2009 for Van Kampen Capital Growth Fund, February 19, 2010 for Van Kampen Enterprise Fund and Van Kampen Equity and Income Fund, and January 22, 2010 for Van Kampen Growth and Income Fund, in the Statements of Additional Information dated June 1, 2010 with respect to Invesco Van Kampen California Insured Tax Free Fund of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), and December 22, 2010 with respect to Invesco Van Kampen Core Plus Fixed Income Fund of AIM Investment Securities Funds (Invesco Investment Securities Funds), Invesco Van Kampen Capital Growth Fund and Invesco Van Kampen Enterprise Fund of AIM Sector Funds (Invesco Sector Funds, and Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen Equity and Income Fund, and Invesco Van Kampen Growth and Income Fund of AIM Counselor Series Trust (Invesco Counselor Series Trust), that are incorporated by reference in the Statement of Additional Information in the Amendment.
/s/ ERNST & YOUNG LLP
Chicago, Illinois
December 27, 2010